UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 12, 2021

Date of Report (Date of earliest event reported)

AMERCO

(Exact name of registrant as specified in its charter)

Nevada                                                    001-11255                                          88-0106815

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5555 Kietzke Lane , Ste. 100

Reno , NV 89511

(Address of Principal Executive Offices)

775 668-6300

(Registrant's telephone number, including area code)

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock , $0.25 par value	UHAL	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule   12b-2   of the Securities Exchange Act of 1934 (§240.12b-2   of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section   13(a) of the Exchange Act.     ☐

Item   8.01Other Events

Fixed Rate Secured Notes Series UIC-20J, 21J, 22J and 23J

On January 12, 2021, the Company and the Trustee entered the Fortieth Supplemental Indenture to the Base Indenture (the “Fixed Rate Secured Notes Series UIC-20J, 21J, 22J and 23J Fortieth Supplemental Indenture”) and a Pledge and Security Agreement (the “Fixed Rate Secured Notes Series UIC-20J, 21J, 22J and 23J Security Agreement”).   In connection with the foregoing, the Company has offered up to $6,945,000 in aggregate principal amount of UIC-20J, 21J, 22J and 23J Secured Notes (the “Series UIC-20J, 21J, 22J and 23J Notes”) in a public offering.   Investors in the Series UIC-20J, 21J, 22J and 23J Notes must first join the U-Haul Investors Club. The Company intends to use the proceeds to reimburse its subsidiaries and affiliates for the cost of acquisition and development of the collateral pledged in such offering (the “Collateral”) and for general corporate purposes.

The Series UIC-20J, 21J, 22J and 23J Notes bear interest at rates between 2.25% and 2.50% per year and mature between two and three years from issue date and are fully amortizing over their respective terms. Principal and interest on the Notes will be credited to each holder's U-Haul Investors Club account on a quarterly basis in arrears throughout the term. The Fixed Rate Secured Notes Series UIC-20J, 21J, 22J and 23J Fortieth Supplemental Indenture and the Fixed Rate Secured Notes Series UIC-20J, 21J, 22J and 23J Security Agreement contain covenants requiring the maintenance of a first-priority lien on the Collateral subject to permitted liens, and a prohibition of additional liens on the Collateral.   The Notes are not guaranteed by any subsidiary of the Company, and therefore are effectively subordinated to all of the existing and future claims of creditors of each of the Company's subsidiaries.

The Series UIC-20J, 21J, 22J and 23J Notes were offered and will be sold pursuant to the Company's shelf registration statement on Form S-3 (Registration No. 333-235872) under the Securities Act of 1933, as amended.   The Company has filed with the Securities and Exchange Commission a prospectus supplement, dated January 12, 2021, together with the accompanying prospectus, dated January 10, 2020, relating to the offering and sale of the Series UIC-20J, 21J, 22J and 23J Notes.

For a complete description of the terms and conditions of the Fixed Rate Secured Notes Series UIC-20J, 21J, 22J and 23J Fortieth Supplemental Indenture and the Fixed Rate Secured Notes Series UIC-20J, 21J, 22J and 23J Security Agreement, please refer to the Fixed Rate Secured Notes Series UIC-20J, 21J, 22J and 23J Fortieth Supplemental Indenture and the Fixed Rate Secured Notes Series UIC-20J, 21J, 22J and 23J Security Agreement, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 4.1.

A copy of the opinion and consent of Laurence J. De Respino, Secretary of the Company, as to the validity of the Series UIC-20J, 21J, 22J and 23J Notes is incorporated by reference into the Registration Statement on Form S-3 (File No. 333-235872) and filed as Exhibit 5.1 hereto.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
4.1	Series UIC-20J, 21J, 22J and 23J Fortieth Supplemental Indenture and Pledge and Security Agreement dated January 12, 2021, by and between AMERCO and U.S. Bank National Association, as trustee.
5.1	Opinion of Laurence J. De Respino, Secretary of AMERCO.
23.1	Consent of Laurence J. De Respino, Secretary of AMERCO (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERCO

(Registrant)

/s/ Jason A. Berg

Jason A. Berg

Chief Financial Officer

Date: January 12, 2021

EXHIBIT INDEX

Exhibit No.	Description
4.1	Series UIC-20J, 21J, 22J and 23J Fortieth Supplemental Indenture and Pledge and Security Agreement dated January 12, 2021, by and between AMERCO and U.S. Bank National Association, as trustee.
5.1	Opinion of Laurence J. De Respino, Secretary of AMERCO.
23.1	Consent of Laurence J. De Respino, Secretary of AMERCO (included in Exhibit 5.1).